Exhibit 10.1

DEBENTURE PURCHASE AGREEMENT

THIS DEBENTURE PURCHASE AGREEMENT (this “Agreement”), dated as of the date as indicated at the signature page by and between CodeSmart Holdings, Inc., a Florida corporation with its headquarters located at 275 Seventh Avenue, 7th Floor, New York, NY 10001  (the “Company”), and the subscribers identified on the signature page hereto (each a “Investor,” collectively, the “Investors”).

WHEREAS, the Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”), and/or Section 4(2) of the Securities Act;

WHEREAS, the Investors wish to purchase and acquire from the Company, and the Company desires to issue and sell to the Investors convertible debentures (individually, a “Debenture,” collectively, the “Debentures”) in the principal amounts as set forth on each Investor’s signature page hereto (the “Purchase Price”), convertible into shares of the Company’s common stock, par value $0.0001 (the “Conversion Shares”), substantially in the form attached hereto as Exhibit A. The Debentures shall be convertible at a conversion price equal to the lesser of 65% multiplied by the average of the three lowest closing bid prices of the fifteen (15) trading days prior to the conversion or $5. The Debentures and the Conversion Shares hereinafter referred to as the “Securities”. The Debenture, the Security Agreement and other documents in connection therewith are hereinafter referred to as the “Transaction Documents.”

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.          Purchase and Sale.

(a) Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby agrees to sell, assign, transfer and deliver to Investor, and Investor hereby agrees to purchase and accept delivery from the Company, the Debenture, free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever (“Encumbrances”).  In consideration thereof, the Investor shall deliver the Purchase Price in immediately available funds by wire transfer in accordance with the wire instructions provided by the Company.

(b) Closing Date.  The closing of the purchase and sale of the Debentures (the “Closing”) shall take place as soon as practicable following the satisfaction of the conditions to the Closing set forth herein (or such later date as is mutually agreed to by the Company and the Investor(s)).  There may be multiple Closings until such time as subscriptions for the sale of the Debentures up to the Maximum Amount are accepted (the date of any such Closing is hereinafter referred to as a “Closing Date”).  Each Closing shall occur on a Closing Date at the offices of Ofsink, LLC, 900 Third Avenue, 5th Floor, New York, New York 10022 (or such other place as is mutually agreed to by the Company and the Investor(s)).

2.          Investors Representations and Warranties.  Each Investor hereby represents, warrants and agrees with the Company that:

(a)        Standing of Investor.  If Investor is an entity, such Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation.  If Investor is a natural person, such Investor is not a minor and has the legal capacity to enter into this Agreement;

(b)        Authorization and Power.  Investor has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents and to purchase the Debenture.  The execution, delivery and performance of this Agreement and the other Transaction Documents by Investor and, if Investor is an entity, the consummation by Investor of the transactions contemplated hereby have been duly authorized by all necessary company action, and no further consent or authorization of Investor, its board of directors or similar governing body, or stockholders is required, as applicable.  This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by Investor and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of Investor, enforceable against Investor in accordance with the terms thereof;

(c)        Independent Advice.  Investor has been urged, and has been given the opportunity, to seek independent advice from professional advisors relating to the suitability of an investment in the Company in view of subscriber’s overall financial needs and with respect to the legal and tax consequences of such investment.  The Investor acknowledges that there may be certain adverse tax consequences to me in connection with the purchase of the Debenture.

(d)        No Conflicts.  If Investor is an entity, the execution, delivery and performance of this Agreement and the consummation by Investor of the transactions contemplated hereby do not and will not result in a violation of Investor’s charter documents, bylaws or other organizational documents, as applicable;

(e)        Information on Investor.  Such Investor is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated by the Commission under the Securities Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Investor to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment.  Investor is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  Investor is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended.  Investor understands that the Company is relying on its representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws;

(f)         Purchase of Securities.  Investor will purchase the Securities for its own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of such Securities;

(g)        Compliance with Securities Act.   Investor understands and agrees that the Conversion Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act, and that such Conversion Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration.  Investor understands that it is not anticipated that there will any market for the resale of the Securities;

(h)        Legend.  The Debenture and the Conversion Shares shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (REASONABLY ACCEPTABLE TO THE COMPANY), IN AN ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.”

(i)         No Governmental Endorsement. Investor understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities;

(j)         Receipt of Information.  Investor believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities.  Investor further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access;

(k)        Investor fully understands the Company has limited or no financial or operating history and that the purchase of the Securities is a speculative investment that involves a high degree of risk of the loss of its entire investment.  Investor fully understands the nature of the risks involved in purchasing the Securities and it is qualified by its knowledge and experience to evaluate investments of this type.  Investor has carefully considered the potential risks relating to the Company and purchase of its securities and has independently evaluated the risks of purchasing the Securities.

(l)         Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company.  Investor has not utilized any person as its purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

(m)       In evaluating the suitability of an investment in the Debenture, the Investor has not relied upon any representation or information (oral or written) with respect to the Company or its subsidiaries, or otherwise, other than as stated in this Agreement.  No oral or written representations have been made, or oral or written information furnished, to the Investor or its advisors, if any, in connection with the offering of the Debenture. and

(n)        Investor is not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

3.          Company Representations and Warranties.  The Company represents, warrants and agrees with, the Investors that:

(a)
Due Incorporation.  The Company and each of its subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, as defined below.  Each subsidiary of the Company is identified on Schedule 3(a) attached hereto.

(b)
Authority; Enforceability.  This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by the Company and each of its subsidiaries that is a party to any of the Transaction Documents, and is the valid and binding on the Company and its subsidiaries, as the case may be, enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver this Agreement and to perform its obligations thereunder.

(c)
Capitalization.  The authorized capital stock of the Company consists of 500,000,000 shares of Company Common Stock, par value $0.0001 per share and 100,000,000 shares of preferred stock of the Company, par value $0.0001 (“Preferred Stock”). As of the date hereof the Company has 18,826,697 shares of Company Common Stock and 1 share of Series A Convertible Preferred Stock issued and outstanding.  All of the outstanding shares of Company Common Stock and Preferred Stock and of the stock of each of its subsidiaries have been duly authorized, validly issued and are fully paid and nonassessable.  No shares of capital stock of the Company or any of its subsidiaries are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company.  As of the date of this Agreement, except as set forth on Schedule 3(c), (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities other than as set forth in Schedule A to the Debenture, and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act.  There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Debenture as described in this Agreement.  The Debentures (and the Conversion Shares) when issued, will be free and clear of all pledges, liens, encumbrances and other restrictions (other than those arising under applicable securities laws as a result of the issuance of the Debenture).  Except as set forth on Schedule 3(c), no co-sale right, right of first refusal or other similar right exists with respect to the Debenture (or the Conversion Shares) or the issuance and sale thereof.  The issue and sale of the Debenture (and the Conversion Shares) will not result in a right of any holder of Company securities to adjust the exercise, exchange or reset price under such securities.  The Company has made available to the Investors true and correct copies of the Company’s Articles of Incorporation, and as in effect on the date hereof (the “Articles of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities exercisable for Company Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.

(d)
Consents.  No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of this Agreement or any other Transaction Documents and compliance and performance by the Company of its obligations hereunder and thereunder, including, without limitation, the issuance of the Securities;

(e)
No Violation or Conflict.  The execution, delivery and performance of this Agreement and other Transaction Documents by the Company and each of its subsidiaries that is a party hereto and thereto will not: (i) result in a violation of the Articles of Incorporation and Bylaws (or equivalent constitutive document) of the Company or any of its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).  Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constitutive documents.  Except as set forth in Schedule 3(e), and except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary.  The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity.  Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.  The Company is unaware of any facts or circumstance, which might give rise to any of the foregoing.

(f)	The Securities.

The Debenture is duly authorized and upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof.  The Conversion Shares, upon issuance:

(i)	shall be free and clear of any security interests, liens, claims or other Encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)	shall have been duly and validly issued, fully paid and non-assessable; and

(iii)	will not subject the holders thereof to personal liability by reason of being such holders;

(g)
Litigation.  There is no pending or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before or by any court, public board, governmental agency, self-regulatory organization or body having jurisdiction over the Company or its subsidiaries wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company or any of its subsidiaries to perform its obligations under, this Agreement or the other Transaction Documents, or (ii) have a Material Adverse Effect.

(h)
Acknowledgment Regarding Buyer’s Purchase of the Debentures.  The Company acknowledges and agrees that each Investor is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby.  The Company further acknowledges that none of the Investors is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement or any other Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor(s) or any of its respective representatives or agents in connection with this Agreement, other Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Debentures (and the Conversion Conversion Shares).  The Company further represents to the Investor that the Company’s decision to enter into this Agreement and other Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(i)
No General Solicitation.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Debenture (or the Conversion Shares).

(j)
No Integrated Offering.  Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Debentures under the Securities Act or cause this offering of the Debenture to be integrated with prior offerings by the Company for purposes of the Securities Act.

(k)
Full Disclosure.  No representation or warranty or other statement made by the Company in this Agreement in connection with the contemplated transactions contains any untrue statement of material fact or omits to state a material fact necessary to make the representations and warranties set forth herein, in light of the circumstances in which they were made, not misleading. The Company acknowledges that the Investors are relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Investors purchasing the Debentures.  The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Investors would not enter into this Agreement. The foregoing representations and warranties shall survive for a period of twelve (12) months after the Closing Date.

4.         CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Debentures to the Investor(s) at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a)	The Investors shall have executed this Agreement and other required Transaction Documents and delivered them to the Company.

(b)	The Investors shall have delivered to the Company the Purchase Prices for Debentures by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.

(c)
The representations and warranties of the Investors contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

5.         CONDITIONS TO THE SUBSCRIBER’S OBLIGATION TO PURCHASE.

The obligation of the Investor(s) hereunder to purchase the Debentures at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(a)
The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(b)
The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation of the purchase and sale of the Debentures, all of which shall be in full force and effect.

(c)	The Company shall have executed and delivered to the Investors the Debentures in the respective amounts set forth on the signature pages of the Investors affixed hereto.

6.          Broker’s Commission/Finder’s Fee.  The Company on the one hand, and Investor on the other hand, agrees to indemnify the other against and hold the other harmless from any all liabilities to anyone claiming brokerage commission or similar fees on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party’s actions. Except as disclosed on Schedule 6 hereto, the Company represents that to the best of its knowledge there are no parties entitled to receive fees, commission, finder’s fees, due diligence fees or similar payments in connection with the offering of the Securities.  Anything in this Agreement to the contrary notwithstanding, the Investor is providing indemnification only for such Investor’s own actions and not for any action of any other Investor. The liability of the Company and each Investor’s liability hereunder is several and not joint.

7.          Indemnification.

(a)
Indemnification of Investors.  In consideration of the Investor’s execution and delivery of this Agreement and purchase of the Debentures (and if applicable, the Conversion Shares) hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor(s) and each other holder of the Debentures (and if applicable, the Conversion Shares), and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to (a) any material misrepresentation by Company or any material breach of any covenant, agreement, obligation, representation or warranty by the Company contained in this Agreement or the Transaction Documents, or (b) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder.  To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(b)
Indemnification of the Company.  Each of the Investors agrees to indemnify and hold harmless the Company and its respective officers, directors, employees, agents, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees and expenses whatsoever (including, but not limited to, reasonable attorneys’ fees and disbursements, and any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Investor of any covenant or agreement made by the Investor herein or in any other document delivered in connection with this Agreement or the Transaction Documents.

8.          Miscellaneous.

(a)
Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth on the signature pages hereto or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated on the signature page hereto (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

(b)
Entire Agreement; Assignment.  This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties hereto.  Neither the Company nor Investor has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

(c)
Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d)
Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of Florida without regard to principles of conflicts of laws. Any action brought by either party hereto against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Florida or in the federal courts located in the State of Florida.  The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The parties hereto agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(e)
Severability. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.  Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(f)
Captions.  The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

RESIDENTS OF ALL STATES: THE NOTES OFFERED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE NOTE IS SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME. THE NOTE HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING.  ANY REPRESENTATION TO THE
CONTRARY IS UNLAWFUL.

SIGNATURE PAGE TO DEBENTURE PURCHASE AGREEMENT

Please acknowledge your acceptance of the foregoing Debenture Purchase Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

CODESMART HOLDINGS, INC a Florida corporation

By:	/s/
Name:	Ira Shapiro
Title:	Chief Executive Officer

Address:	CodeSmart Holdings, Inc. 275 Seventh Avenue, 7th floor New York, NY 10001

Facsimile No.:

Dated:	_____________, 2013

INVESTOR

Name of Investor:

Address:

Fax No.:

Taxpayer ID# (if applicable):

(Signature)
By: ______________________________________________

Dated: _____________, 2013

Aggregate Purchase Price: _____________________

 [Signature Page to CodeSmart Holdings, Inc. Debenture Purchase Agreement]

Schedule 6
Broker/Finder’s Commission

Meyers Associates LP will receive 8% of the gross proceeds from the sale of the Debentures to the Investors that are introduced by Meyers Associate LP in cash as commission pursuant to a Finder’s Fee Agreement dated August 12, 2013.

EXHIBIT A

CONVERTIBLE DEBENTURE

Incorporated by reference herein Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 5, 2013.